RAND MEDICAL BILLING, INC.


                              FINANCIAL STATEMENTS


                       NINE MONTHS AND THREE MONTHS ENDED
                           SEPTEMBER 30, 2006 AND 2005
                            AND AT SEPTEMBER 30, 2006

RAND MEDICAL BILLING, INC.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 and 2005


                                 C O N T E N T S

                                                                          Page


Balance Sheets.............................................................. 3

Statements of Operations ................................................. 4-5

Statements of Stockholder's Equity.......................................... 6

Statements of Cash Flows...................................................7-8

Notes to Financial Statements............................................ 9-11

RAND MEDICAL BILLING, INC.
BALANCE SHEETS

                                                    September 30,  December 31,
                                                        2006           2005
                                                    -------------  -------------
 Assets                                              (Unaudited)
   Current Assets
       Cash and cash equivalents                    $    100,000   $    490,692
       Accounts receivable, net                          668,528        602,592
       Prepaid expenses and other current assets          34,135         34,335
                                                    -------------  -------------
    Total current assets                                 802,663      1,127,619
                                                    -------------  -------------

   Property and equipment, net                           121,207        147,647

   Other assets                                               25              -
                                                    -------------  -------------
       Total assets                                 $    923,895   $  1,275,266
                                                    =============  =============


 Liabilities and Stockholder's Equity
   Current liabilities
       Accounts payable and accrued expenses        $    306,031   $    234,339
       Other current liabilities                           1,792              -
       Current portion of capital lease obligation         9,351         13,571
                                                    -------------  -------------
    Total current liabilities                            317,174        247,910
                                                    -------------  -------------

   Capital lease obligation, net of current portion        8,490         12,466
                                                    -------------  -------------
       Total liabilities                                 325,664        260,376
                                                    -------------  -------------

 Commitments and Contingencies                                                -

 Stockholder's equity
       Common stock, no par value, 1,000,000 shares
        authorized, 50,000 shares issued and
        outstanding                                        1,000          1,000
       Retained earnings                                 597,231      1,013,890
                                                    -------------  -------------
    Total stockholder's equity                           598,231      1,014,890
                                                    -------------  -------------
       Total liabilities and stockholder's equity   $    923,895   $  1,275,266
                                                    =============  =============


   The accompanying notes are an integral part of these financial statements.
                                        3

RAND MEDICAL BILLING, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)
                                                Three months ended September 30,
                                                --------------------------------
                                                     2006             2005
                                                ---------------  ---------------

 Operating revenue                              $    2,014,947   $    1,597,253

 Operating expenses:
        Salaries and benefits                        2,351,217          888,357
        Facility rent and related costs                 70,054           92,508
        Depreciation and amortization                   19,175           17,703
        Professional and consulting fees                23,960           44,535
        Insurance                                       13,619            9,239
        Postage and delivery                           123,002          101,979
        Office supplies and printing fees               33,111           37,937
        Other                                          186,909           66,442
                                                ---------------  ---------------
     Total operating expenses                        2,821,047        1,258,700
                                                ---------------  ---------------

 Income (loss) from operations                        (806,100)         338,553
                                                ---------------  ---------------

 Provision for income taxes                                 --               --

                                                ---------------  ---------------
 Net income (loss)                              $     (806,100)  $      338,553
                                                ===============  ===============


   The accompanying notes are an integral part of these financial statements.
                                        4

RAND MEDICAL BILLING, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)
                                                Nine months ended September 30,
                                                --------------------------------
                                                     2006             2005
                                                ---------------  ---------------

 Operating revenue                              $    5,536,447   $    4,061,560

 Operating expenses:
        Salaries and benefits                        4,423,127        2,526,130
        Facility rent and related costs                194,963          170,445
        Depreciation and amortization                   57,209           56,520
        Professional and consulting fees                78,616          120,063
        Insurance                                       43,625           31,174
        Postage and delivery                           351,805          298,534
        Office supplies and printing fees              105,140           88,401
        Other                                          348,621          224,070
                                                ---------------  ---------------
     Total operating expenses                        5,603,106        3,515,337
                                                ---------------  ---------------

 Income (loss) from operations                         (66,659)         546,223
                                                ---------------  ---------------

 Provision for income taxes                                 --               --

                                                ---------------  ---------------
 Net income (loss)                              $      (66,659)  $      546,223
                                                ===============  ===============


   The accompanying notes are an integral part of these financial statements.
                                        5

RAND MEDICAL BILLING, INC.
STATEMENTS OF STOCKHOLDER'S EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005


                                                                       Total
                                    Common Stock       Retained    Stockholder's
                                 Shares     Amount     Earnings       Equity

 Balance, January 1, 2005         50,000   $  1,000   $  381,607    $   382,607

 Net income (loss)                                       632,283        632,283

                                ---------  ---------  -----------  -------------
 Balance, December 31, 2005       50,000   $  1,000   $1,013,890    $ 1,014,890

 Distribution to stockholder                            (350,000)      (350,000)

 Net Income (loss)                                       (66,659)       (66,659)

                                ---------  ---------  -----------  -------------
 Balance, September 30, 2006      50,000   $  1,000   $  597,231    $   598,231
                                =========  =========  ===========  =============


   The accompanying notes are an integral part of these financial statements.
                                        6

RAND MEDICAL BILLING, INC.
STATEMENTS OF CASH FLOWS


                                                Three Months Ended September 30,
                                                --------------------------------
                                                      2006             2005
                                                ---------------  ---------------
Cash flows from operating activities
  Net income (loss)                              $    (806,101)   $     338,553
  Adjustments to reconcile net income (loss) to
   net cash provided by operating activities:
    Depreciation and amortization                       19,175           17,703
    Changes in operating assets and liabilities:
      Accounts receivable                              112,645          (79,208)
      Prepaid expenses and other assets                   (225)         (57,775)
      Accounts payable and accrued expenses             82,977           81,996
                                                ---------------  ---------------
Net cash (used in) provided by operating
 activities                                           (591,529)         301,269
                                                ---------------  ---------------

Cash flows used in investing activities
  Purchases of property and equipment                   (3,962)         (22,209)
                                                ---------------  ---------------
Net cash used in investing activities                   (3,962)         (22,209)
                                                ---------------  ---------------

Cash flows used in financing activities
  Net repayments of notes payable                            0                0
  Distributions to stockholder                               0                0
  Net borrowings (repayments) of capital lease
   obligations                                          (2,713)         (15,455)
                                                ---------------  ---------------
Net cash used in financing activities                   (2,713)         (15,455)
                                                ---------------  ---------------

Net increase in cash and cash equivalents             (598,204)         263,605

Cash and cash equivalents, beginning of period         698,204          173,119
                                                ---------------  ---------------
Cash and cash equivalents, end of period         $     100,000    $     436,724
                                                ===============  ===============

Supplemental cash flow information
  Cash paid during the year for:
    Interest                                     $         161    $       2,607


   The accompanying notes are an integral part of these financial statements.
                                        7

RAND MEDICAL BILLING, INC.
STATEMENTS OF CASH FLOWS


                                                Nine Months Ended September 30,
                                                --------------------------------
                                                      2006             2005
                                                ---------------  ---------------
Cash flows (used in) provided by operating
 activities
  Net income (loss)                              $     (66,659)   $     546,223
  Adjustments to reconcile net income (loss) to
   net cash provided by operating activities:
    Depreciation and amortization                       57,209           56,520
    Changes in operating assets and liabilities:
      Accounts receivable                              (65,935)        (146,288)
      Prepaid expenses and other assets                    175          (31,872)
      Accounts payable and accrued expenses             73,483           74,619
                                                ---------------  ---------------
Net cash (used in) provided by operating
 activities                                             (1,727)         499,202
                                                ---------------  ---------------

Cash flows used in investing activities
  Purchases of property and equipment                  (30,769)         (51,477)
                                                ---------------  ---------------
Net cash used in investing activities                  (30,769)         (51,477)
                                                ---------------  ---------------

Cash flows used in financing activities
  Net repayments of notes payable                            -                -
  Distributions to stockholder                        (350,000)               0
  Net borrowings (repayments) of capital lease
   obligations                                          (8,195)         (41,245)
                                                ---------------  ---------------
Net cash used in financing activities                 (358,195)         (41,245)
                                                ---------------  ---------------

Net (decrease) increase in cash and cash
 equivalents                                          (390,691)         406,480

Cash and cash equivalents, beginning of period         490,691           30,242
                                                ---------------  ---------------
Cash and cash equivalents, end of period         $     100,000    $     436,722
                                                ===============  ===============

Supplemental cash flow information
  Cash paid during the year for:
    Interest                                     $       2,917    $      12,019


   The accompanying notes are an integral part of these financial statements.
                                        8

   The accompanying notes are an integral part of these financial statements.
                                        9

RAND MEDICAL BILLING, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005
AND AT SEPTEMBER 30, 2006


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: Maryland Financial Services, Inc. was incorporated in 1985 as a California corporation and changed its name to Rand Medical Billing, Inc. (the "Company") in 2001. The company provides billing and collection services to its clients. The Company has one office located in Simi Valley, California.

The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of the financial position, results of operations and cash flows are summarized below.

Revenue Recognition: The Company earns revenue based on a percentage of net collections of customer accounts receivable. Revenue is recognized when the services are provided.

Cash and Cash Equivalents: The Company considers all highly liquid instruments with original maturity dates of three months or less to be cash equivalents.

Accounts Receivable: The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written-off any material accounts during the three months and nine months ended September 30, 2006 and the fiscal year ended December 31, 2005. At September 30, 2006 and December 31, 2005, there was no allowance for doubtful accounts.

Property and Equipment: Property and equipment is stated at cost. The Company depreciates property and equipment over the estimated useful lives by the straight-line method as follows:

         Computer equipment                                  3 years
         Furniture and fixtures                              5 years
         Software                                            2 years
         Leasehold improvements              Remaining term of lease


Income Taxes: The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. CONCENTRATION OF CREDIT RISK

During the nine months ended September 2006 and 2005, the Company had monies deposited in bank accounts which were in excess of the federally insured limits. Each account is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company monitors the financial condition of the banks and has experienced no losses associated with these accounts.

Substantially all of the Company's revenue is from customers whose activities are related to the healthcare industry. The Company closely monitors the collections of receivables and has experienced no material losses associated with these accounts.

During the nine months ending September 30, 2005, the Company had one customer which accounted for approximately 20% of operating revenue. During the three months ending September 30, 2005, the Company had one customer which accounted for approximately 18% of operating revenue. The one customer had aggregate outstanding accounts receivable of $95,862 as of September 30, 2005.

During the nine months ending September 30, 2006, the Company had one customer which accounted for approximately 16% of operating revenue. During the three months ending September 30, 2006, the Company had one customer which accounted for approximately 16% of operating revenue. The one customer had aggregate outstanding accounts receivable of $113,047 as of September 30, 2006.

3. LEASE COMMITMENTS

The Company leases certain office space and equipment under non-cancelable capital and operating leases which expire at various dates through 2010.

Future minimum lease payments, by year and in the aggregate, under these leases with terms of one year or more are as follows:

              Year Ending December 31,       Operating Leases    Capital Leases
             --------------------------     ------------------  ----------------
                       2006                  $        211,536    $       20,441
                       2007                           219,996             9,012
                       2008                           228,796             7,925
                       2009                           237,948             3,155
                       2010                           247,466                --

                                            ------------------  ----------------
Total future minimum lease payments          $      1,145,742    $       40,533
                                            ==================

Less: amounts representing interest                                      14,496
                                                                ----------------

Present value of minimum lease payments                                  26,037

Less: current portion                                                    13,571
                                                                ----------------

Capital lease obligations, net of current portion                $       12,466
                                                                ================

Subsequent to December 31, 2005, the company entered into a new lease for office space which expires in 2010. Future minimum lease payments for this new lease have been included in the above schedule.

Rent expense was $65,490 and $85,410 for the three months ended September 30, 2006 and 2005, respectively. Rent expense was $185,262 and $154,571 for the nine months ended September 30, 2006 and 2005, respectively.

4. 401(k) PROFIT SHARING PLAN

The Company maintains a 401(k) Profit Sharing Plan (the "Plan"). To be eligible, an employee must complete one year of service and be at least 21 years old. In accordance with the Plan, a participant may contribute up to 100% of their compensation, not to exceed limits set by federal law. The Company contribution is discretionary and calculated by a formula applied to each employee group and allocated in the ratio of the employee's compensation to the total compensation of the group. The Company did not make contributions to the Plan during 2005 and 2006.

5. RELATED PARTY TRANSACTIONS

The Company provides bookkeeping services to customers which have the same owner as the Company. Total revenue earned from these services was $1,200 and $1,800 for the three months ended September 30, 2006 and 2005, respectively. Total revenue earned from these services was $4,800 and $13,800 for the nine months ended September 30, 2006 and 2005, respectively. Accounts receivable balances at September 30, 2006 and December 31, 2005 totaled $0.

The Company provides billing services to customers which have the same owner as the Company. Revenue during the three months ended September 30, 2006 and 2005 totaled $90,664 and $69,018, respectively. Revenue during the nine months ended September 30, 2006 and 2005 totaled $238,302 and $207,188, respectively. Outstanding accounts receivable balances at September 30, 2006 and December 31, 2005 totaled $28,279 and $46,296, respectively.

The Company also rents office space from Retsky Family Trust which has the same owner as the Company. Total rent paid to Retsky Family Trust during the three months ended September 30, 2006 and 2005 totaled $52,884 and $78,550, respectively. Total rent paid to Retsky Family Trust during the nine months ended September 30, 2006 and 2005 totaled $158,652 and $135,673, respectively.

6. SUBSEQUENT EVENTS

On January 5, 2006, the Company paid a distribution to the stockholder in the amount of $200,000. On April 12, 2006, the Company paid an additional distribution to the stockholder in the amount of $150,000.

On December 1, 2006, the Company entered into a transaction to sell all of its issued and outstanding common stock of the Company to Orion HealthCorp, Inc. for an aggregate purchase price of approximately $9.4 million in cash, stock and notes, subject to adjustments conditional upon future revenue results. As of December 1, 2006, the Company became a wholly-owned subsidiary of Orion HealthCorp, Inc.